UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2014

CATCHMARK TIMBER TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36239	20-3536671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway

Norcross, Georgia 30092-3365

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (770) 449-7800

Former name or former address, if changed since last report:

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 12, 2014, at a Forest Products and Timberland Investment Conference sponsored by RISI, the President and Chief Executive Officer of CatchMark Timber Trust, Inc., Jerry Barag, will be making the keynote presentation. In connection therewith, Mr. Barag will refer to the slide presentation attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in Item 7.01 of this report, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall be deemed “furnished and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit.

Exhibit No.	Description

99.1	RISI Timberland Conference Presentation, February 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CATCHMARK TIMBER TRUST, INC.

By:	/s/ BRIAN M. DAVIS
Brian M. Davis
Senior Vice President and Chief
Financial Officer

Date: February 12, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	RISI Timberland Conference Presentation, February 2014